UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2019

Date of reporting period:	12/31/2019

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

ANNUAL REPORT

DECEMBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights (unaudited)

•

Security selection in investment-grade corporates was the primary driver of returns over the reporting period. Security selection in investment-grade emerging markets and an allocation to AAA-rated collateralized loan obligations also boosted returns. Within credit, security selections in the banking, health care & pharmaceutical, and foreign non-corporate sectors were all positive.

•	Positioning in Petroleos Mexicanos (foreign non-corporate), coupled with overweights to banking issuers JPMorgan Chase and Barclays, were a few of the top single-name contributors to performance.

•

Underweights to foreign agencies and emerging markets were negative over the period. Within credit, underweights to finance companies and life insurance, as well as security selection in capital goods, modestly detracted from performance.

•	Positioning in Morgan Stanley (banking), as well as underweights to finance companies General Electric and AerCap Holdings, limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Short-Term Corporate Bond Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times during the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

After equities plunged at the end of 2018, the interest rate cuts helped stock markets soar around the globe in 2019. This across-the-board rally included double-digit gains during the period for large-cap and small-cap US equities, as well as for stocks in developed foreign and emerging markets.

Bonds also boosted investors’ portfolios, helped by a significant rally in interest rates that saw the 10-year US Treasury yield decline to under 2% by the end of the period. Returns were strong across the globe, with double-digit gains for investment-grade corporates, high yield corporates, high yield municipal bonds, and emerging markets debt. Investment-grade municipals and bonds in developed foreign markets rose by single digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short-Term Corporate Bond Fund

February 14, 2020

PGIM Short-Term Corporate Bond Fund	5

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.07	1.92	2.46	—
Class B	1.43	1.30	1.77	—
Class C	4.63	1.64	1.95	—
Class R	6.03	2.10	2.42	—
Class Z	6.75	2.65	2.97	—
Class R2	6.32	N/A	N/A	3.22 (12/27/17)
Class R4	6.49	N/A	N/A	3.49 (12/27/17)
Class R6	6.76	2.74	N/A	2.58 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index
	6.58	2.71	3.07	—

	Average Annual Total Returns as of 12/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.47	2.38	2.69	—
Class B	4.43	1.30	1.77	—
Class C	5.63	1.64	1.95	—
Class R	6.03	2.10	2.42	—
Class Z	6.75	2.65	2.97	—
Class R2	6.32	N/A	N/A	3.22 (12/27/17)
Class R4	6.49	N/A	N/A	3.49 (12/27/17)
Class R6	6.76	2.74	N/A	2.58 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index
	6.58	2.71	3.07	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2009) and the account values at the end of the current fiscal year (December 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper, Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM Short-Term Corporate Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	For purchases prior to July 15, 2019: 0.50% on sales of $1 million or more made within 18 months of purchase. For purchases on or after July 15, 2019, 1.00% on sales of $500,000 or more made within 12 months of purchase.	3.00% (Yr. 1) 2.00% (Yr. 2) 1.00% (Yr. 3) 1.00% (Yr. 4) 0.00% (Yr. 5)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

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Benchmark Definitions

Bloomberg Barclays 1–5 Year US Credit Index—The Bloomberg Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 3.81% and 2.57% for Class R6 shares.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 12/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.29	1.61	1.60
Class B	0.08	1.03	0.03
Class C	0.21	1.09	1.09
Class R	0.25	2.10	2.07
Class Z	0.32	1.11	0.85
Class R2	0.27	2.01	1.95
Class R4	0.30	1.60	–9.63
Class R6	0.33	1.86	–2.59

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short-Term Corporate Bond Fund	9

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 12/31/19 (%)
AAA	13.0
AA	4.3
A	31.9
BBB	48.3
BB	0.5
B	0.1
Cash/Cash Equivalents	1.9
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned 6.75% in the 12-month reporting period that ended December 31, 2019, outperforming the 6.58% return of the Bloomberg Barclays 1–5 Year US Credit Index (the Index).

How did the short-term US investment-grade corporate bond sector perform?

The short-term investment-grade corporate bond sector, as measured by the Index, posted a return of 6.58% for 2019, resulting in an excess return of 232 basis points (bps) over US Treasuries. (One basis point equals 0.01%.) US corporate bonds of all durations, as measured by the Bloomberg Barclays Credit Index, outperformed, returning 13.80% for the period, with an excess return to US Treasuries of 620 bps. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•

Short-term corporate bonds, as measured by the Index, underperformed the broader credit market, returning 2.39% in the first quarter of the period. US corporate bonds rallied in the quarter in concert with the other risk assets. The market’s positive tone was supported by solid, albeit slowing, global economic growth, the Federal Reserve’s (the Fed’s) decision to pause its rate-hiking cycle, ongoing support from the European Central Bank (the ECB), easing global trade tensions, and the fact that the 2018 fourth-quarter sell-off left many issues undervalued. Credit metrics remained stable overall with strong free cash flows, historically high profit margins, ample liquidity, and tailwinds from corporate tax reform. New issuance remained high, but manageable, at just below the previous year’s pace. Demand was equally strong, particularly from non-US buyers given lower currency hedging costs. Concessions averaged 0 to 5 bps. New issuance to fund mergers and acquisitions (M&A) continued apace, but was lower year-over-year and should fall further given new tax rules that incentivize companies to hold less debt, in PGIM Fixed Income’s view.

•

Short-term corporate bonds underperformed the broader credit market, returning 2.06% in the second quarter. US corporate bonds again delivered positive returns in the quarter, rallying on the heels of dovish comments from the Fed and ECB, as both central banks addressed weaker global economic growth and trade uncertainty. Although volatile at times in the quarter, markets strengthened in June and remained well supported against a backdrop of low inflation, strong technicals, and central banks that appeared poised to ease rates and/or employ other stimulus measures. US corporate profit margins and free cash flow remained strong, although second-quarter earnings were expected to mark a second consecutive quarter of slight declines. Overall credit metrics remained stable. However, M&A activity slowed. The universe of highly leveraged, BBB-rated issuers remained a watchpoint, however, as a number of these companies took steps to address their balance sheets.

PGIM Short-Term Corporate Bond Fund	11

Strategy and Performance Overview (continued)

•

Short-term corporate bonds underperformed the broader credit market, returning 1.14% in the third quarter. US corporate bonds posted strong results in the quarter amid continued (albeit low) growth, stable inflation, strong technicals, and central banks that appeared set to provide stimulus. Credit metrics were stable with strong profit margins and ample free cash flow. However, third-quarter earnings growth was expected to weaken and even turn negative for some companies. Not only have issuers taken on excess debt in recent years, but slower global growth and escalating US-China trade tensions are contracting the manufacturing sector. On the positive side, M&A deals are slowing, credit rating upgrades are still outpacing downgrades, and a number of companies are taking steps to deleverage their balance sheets. New issuance accelerated to a record pace for certain periods in September. In many cases, proceeds were being used to pay off or refinance existing debt at lower rates and/or longer maturities. As a result, while gross supply was expected to decline just 5% in 2019, net supply was projected to fall 23%. Given the abundance of negative-yielding global debt and the higher absolute level of US yields, PGIM Fixed Income expects the “reach for yield” to continue for some time.

•

Short-term corporate bonds underperformed the broader credit market, returning 0.84% in the fourth quarter. US corporate bonds spreads were tighter in the quarter, largely driven by stronger-than-expected corporate earnings, stronger-than-expected US jobs reports, and a potential partial trade deal with China being announced. Credit metrics remained steady with strong profit margins and ample free cash flow, even though earnings growth weakened in 2019. M&A activity slowed, and leverage inched lower in BBB-rated credits. Large capital structures also started to deleverage, and credit rating upgrades continued to outpace downgrades. The slowdown in global trade and manufacturing bears close watching as a turnaround will take more than just an easing of US-China trade tensions, in PGIM Fixed Income’s view.

What worked?

•

Security selection in investment-grade corporates was the primary driver of returns over the reporting period. Security selection in investment-grade emerging markets and an allocation to AAA-rated collateralized loan obligations (CLOs) also boosted returns. Within credit, security selections in the banking, health care & pharmaceutical, and foreign non-corporate sectors were all positive.

•

The Fund continued to make modest allocations to out-of-benchmark fixed income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. The Fund’s out-of-benchmark exposure to AAA-rated CLOs and short duration, high-quality high yield added value over the period.

•

Positioning in Petroleos Mexicanos (foreign non-corporate), coupled with overweights to banking issuers JPMorgan Chase & Co. and Barclays plc, were a few of the top single-name contributors to performance.

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What didn’t work?

•	Underweights to foreign agencies and emerging markets were negative over the reporting period.

•	Within credit, underweights to finance companies and life insurance, as well as security selection in capital goods, modestly detracted from performance.

•	Positioning in Morgan Stanley (banking), as well as underweights to finance companies General Electric Co. and AerCap Holdings, limited results.

Did the Fund use derivatives?

The Fund utilized US Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Overall, relative to the Index, security selection in Treasury futures detracted from performance for the reporting period.

Current outlook

•

PGIM Fixed Income expects the global economy to provide a favorable backdrop for markets in the year ahead. Growth is poised to plod along at a modestly below-trend pace. This should be sufficient to support risk taking and sentiment while still not stoking the imbalances and vulnerabilities that plague the end of a cycle. Given that the global expansion is now in its 11th year—the longest of the post-war period—this lukewarm outcome seems ideally suited to maximize the likelihood that the expansion will continue. Central banks have taken more accommodative policy stances—this is expected to continue into 2020. Credit net supply is expected to fall modestly again, providing further support to spread product amidst a relatively low global yield backdrop.

•

PGIM Fixed Income continues to overweight lower-quality, shorter-term maturities and is selectively investing in BBB-rated industrials that are deleveraging, particularly in the health care, telecom, energy, and pipeline sectors. PGIM Fixed Income favors US money center banks and certain United Kingdom and European banks, which performed well in the fourth quarter of 2019. PGIM Fixed Income still favors electric utilities and is negative on lower-rated financials and cautious on autos. Challenges in the auto sector have greatly contributed to the contraction in the manufacturing sector.

PGIM Short-Term Corporate Bond Fund	13

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,019.30	0.80%	$4.07
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class B	Actual	$1,000.00	$1,010.60	2.47%	$12.52
	Hypothetical	$1,000.00	$1,012.75	2.47%	$12.53
Class C	Actual	$1,000.00	$1,015.80	1.48%	$7.52
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class R	Actual	$1,000.00	$1,017.60	1.13%	$5.75
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class Z	Actual	$1,000.00	$1,020.80	0.52%	$2.65
	Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65
Class R2	Actual	$1,000.00	$1,018.70	0.91%	$4.63
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R4	Actual	$1,000.00	$1,019.10	0.66%	$3.36
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class R6	Actual	$1,000.00	$1,020.40	0.41%	$2.09
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short-Term Corporate Bond Fund	15

Schedule of Investments

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.1%

ASSET-BACKED SECURITIES 11.4%

Collateralized Loan Obligations
Allegro CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.101	%(c)	07/15/31	5,000	$4,965,331
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.490%)	3.491	(c)	10/15/28	20,000	20,029,994
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.236	(c)	10/13/30	5,000	4,972,903
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.281	(c)	07/15/29	20,000	19,886,774
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.261	(c)	07/16/29	40,000	39,900,836
Series 2016-07A, Class A1R, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	3.199	(c)	11/27/31	41,000	40,927,245
Series 2018-11A, Class A1L, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.036	(c)	07/26/31	10,000	9,925,223
Avery Point CLO Ltd. (Cayman Islands), Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	3.141	(c)	01/15/28	16,000	15,973,453
Battalion CLO Ltd. (Cayman Islands), Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	3.042	(c)	07/17/28	5,000	4,996,634
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	07/15/29	34,100	34,095,993
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	10/15/30	15,000	14,974,128
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	3.306	(c)	07/20/32	32,500	32,533,540
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	2.916	(c)	04/24/31	18,150	17,981,178
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.186	(c)	10/24/30	14,000	13,964,119

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	17

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	3.231	%(c)	10/15/29	10,000	$10,009,633
Series 2015-04A, Class AR, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)	2.993	(c)	04/18/27	56,487	56,482,652
Flatiron CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)	2.891	(c)	04/15/27	8,645	8,638,406
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.214	(c)	10/23/29	40,000	40,004,268
Madison Park Funding Ltd. (Cayman Islands), Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.751	(c)	04/15/29	10,300	10,173,451
Mariner CLO Ltd. (Cayman Islands), Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	3.050	(c)	04/25/31	10,000	9,963,978
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.086	(c)	04/21/31	30,000	29,545,368
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	3.049	(c)	02/20/31	15,000	14,879,934
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	10/12/30	45,000	44,535,753
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.261	(c)	07/15/30	40,000	40,000,948
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.186	(c)	10/30/30	35,000	34,918,198
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	3.115	(c)	05/21/29	80,000	79,943,408
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.101	(c)	07/16/31	25,000	24,925,710
Race Point CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	3.211	(c)	10/15/30	15,000	14,949,831
Regatta Funding Ltd. (Cayman Islands), Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.252	(c)	10/17/30	35,000	34,931,949

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Riserva CLO Ltd. (Cayman Islands), Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	3.143	%(c)	10/18/28	28,500	$28,512,503
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	3.115	(c)	07/25/31	21,000	20,864,672
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	3.206	(c)	07/20/30	20,000	20,048,042
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.006	(c)	01/26/31	10,000	9,837,468
Series 2013-03RA, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.153	(c)	04/18/31	21,243	21,055,955
Telos CLO Ltd. (Cayman Islands), Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	3.302	(c)	07/17/26	19,256	19,230,706
TICP CLO Ltd. (Cayman Islands),
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.201	(c)	01/15/29	72,750	72,906,667
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	3.231	(c)	07/15/29	40,000	40,066,856
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.766	(c)	04/26/28	51,000	50,876,881
Trimaran Cavu Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	3.426	(c)	07/20/32	20,000	19,944,814
Trinitas CLO Ltd. (Cayman Islands), Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (CAP N/A, Floor 1.390%)	3.330	(c)	10/25/28	9,000	9,002,925
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.216	(c)	10/20/29	40,000	39,996,240
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.216	(c)	01/20/32	9,000	8,947,028
West CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.000%)	2.923	(c)	07/18/26	13,998	13,984,623

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	19

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	3.291	%(c)	04/15/30	25,000	$24,567,397

TOTAL ASSET-BACKED SECURITIES (cost $1,131,058,981)					1,128,873,615

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.0%
Commercial Mortgage Trust,
Series 2015-CR22, Class A3	3.207		03/10/48	27,750	28,312,401
Series 2015-DC01, Class A3	3.219		02/10/48	20,000	20,429,512
GS Mortgage Securities Trust,
Series 2014-GC24, Class A3	3.342		09/10/47	10,000	10,102,832
Series 2015-GC28, Class A3	3.307		02/10/48	8,225	8,248,285
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP03, Class A3	2.523		08/15/49	16,726	16,797,205
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A2	3.531		07/15/46	10,000	10,133,640
Series 2015-NXS01, Class A3	3.058		05/15/48	5,791	5,909,626

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $100,376,447)					99,933,501

CORPORATE BONDS 84.1%

Advertising 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.500		10/01/20	2,835	2,864,675

Aerospace & Defense 1.1%
Arconic, Inc., Sr. Unsec’d. Notes	6.150		08/15/20	19,267	19,687,210
BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.750		10/11/21	5,936	6,199,098
Boeing Co. (The),
Sr. Unsec’d. Notes(a)	2.700		02/01/27	49,380	49,951,194
Sr. Unsec’d. Notes	7.950		08/15/24	1,874	2,315,729
L3Harris Technologies, Inc., Sr. Unsec’d. Notes, 144A	3.850		06/15/23	4,460	4,695,166
Rockwell Collins, Inc., Sr. Unsec’d. Notes	3.700		12/15/23	4,380	4,609,121

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
United Technologies Corp.,
Sr. Unsec’d. Notes	3.650%	08/16/23	11,860	$12,505,298
Sr. Unsec’d. Notes, MTN	9.320	02/05/21	3,000	3,194,163

				103,156,979

Agriculture 1.3%
Altria Group, Inc., Gtd. Notes(a)	3.800	02/14/24	27,532	28,969,030
BAT Capital Corp. (United Kingdom),
Gtd. Notes(a)	2.764	08/15/22	44,345	44,983,300
Gtd. Notes	3.222	08/15/24	7,250	7,410,532
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950	07/21/20	25,925	26,012,465
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	3.250	06/12/20	4,905	4,926,777
Gtd. Notes	6.875	05/01/20	13,185	13,394,748

				125,696,852

Airlines 1.0%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	1,602	1,684,372
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950	07/15/24	20,375	21,276,096
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	33	34,268
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	11,838	12,458,420
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.750	07/12/22	1,559	1,591,508
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821	02/10/24	3,502	3,813,928
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates, Series A	4.750	11/07/21	3,617	3,656,122
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.600	12/04/20	12,875	12,903,333
Sr. Unsec’d. Notes	2.875	03/13/20	8,462	8,468,684

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	21

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.625%		03/15/22	25,855	$26,478,085
Sr. Unsec’d. Notes	3.800		04/19/23	3,700	3,840,898

					96,205,714

Apparel 0.1%
Michael Kors USA, Inc., Gtd. Notes, 144A	4.000		11/01/24	8,991	9,356,582

Auto Manufacturers 3.2%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	1.850		09/15/21	17,495	17,463,702
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.550		08/15/22	14,575	14,676,244
Gtd. Notes, 144A	3.700		05/04/23	25,000	26,018,556
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.343		11/02/20	5,000	4,984,511
Sr. Unsec’d. Notes	2.459		03/27/20	22,930	22,929,357
Sr. Unsec’d. Notes	3.157		08/04/20	12,740	12,790,969
Sr. Unsec’d. Notes	3.200		01/15/21	15,548	15,617,471
Sr. Unsec’d. Notes	3.336		03/18/21	14,025	14,122,843
Sr. Unsec’d. Notes	3.339		03/28/22	34,510	34,955,659
Sr. Unsec’d. Notes	3.350		11/01/22	13,590	13,735,425
Sr. Unsec’d. Notes(a)	5.750		02/01/21	4,160	4,291,926
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		06/30/22	21,060	21,450,652
Gtd. Notes	3.200		07/06/21	10,175	10,307,306
Gtd. Notes	3.450		01/14/22	7,980	8,157,088
Gtd. Notes	3.700		11/24/20	14,000	14,168,806
Gtd. Notes	3.700		05/09/23	10,025	10,345,600
Gtd. Notes(a)	3.950		04/13/24	20,000	20,917,303
Gtd. Notes	4.375		09/25/21	9,739	10,084,327
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, EMTN	2.600	(cc)	10/24/25	10,000	10,359,687
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	2.500		09/24/21	9,210	9,273,352
Gtd. Notes, 144A	3.875		11/13/20	7,935	8,059,177
Gtd. Notes, 144A	4.000		11/12/21	10,200	10,544,935

					315,254,896

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.1%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(a)	4.000%		04/29/20		5,179	$5,193,919
Gtd. Notes, 144A(a)	4.500		04/29/22		6,897	7,153,931

						12,347,850

Banks 22.5%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.121	(c)	04/12/23		6,200	6,243,915
Sr. Unsec’d. Notes	3.125		02/23/23		6,600	6,731,948
Sr. Unsec’d. Notes	3.500		04/11/22		13,600	13,957,225
Sr. Unsec’d. Notes	3.848		04/12/23		10,000	10,432,155
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125	(ff)	—	(rr)	3,685	3,887,605
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23		55,063	56,330,364
Sr. Unsec’d. Notes	3.366	(ff)	01/23/26		17,585	18,398,411
Sr. Unsec’d. Notes, GMTN	2.625		04/19/21		30,185	30,469,505
Sr. Unsec’d. Notes, MTN(a)	2.456	(ff)	10/22/25		22,420	22,546,803
Sr. Unsec’d. Notes, MTN	3.124	(ff)	01/20/23		42,000	42,826,114
Sr. Unsec’d. Notes, MTN	3.864	(ff)	07/23/24		35,000	36,825,828
Sub. Notes, MTN	4.200		08/26/24		20,000	21,477,394
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, 144A	2.125		11/21/22		12,555	12,551,671
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.200		08/10/21		8,000	8,114,562
Sr. Unsec’d. Notes	3.250		01/12/21		7,835	7,913,940
Sr. Unsec’d. Notes	3.684		01/10/23		42,770	43,839,471
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25		16,800	17,641,842
Sr. Unsec’d. Notes, MTN	4.338	(ff)	05/16/24		12,000	12,638,597
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	2.819	(ff)	11/19/25		10,245	10,364,224
Sr. Unsec’d. Notes, 144A	3.375		01/09/25		10,555	10,958,491
Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22		16,826	17,137,896
Sr. Unsec’d. Notes, 144A, MTN	3.500		03/01/23		28,488	29,495,603
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	4.000		09/12/23		6,390	6,744,102
Sr. Unsec’d. Notes, 144A, MTN	2.750		01/11/23		36,480	37,047,487
Sub. Notes, 144A	5.150		07/21/24		3,040	3,338,694
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)	19,535	19,922,336
Jr. Sub. Notes, Series R	6.125	(ff)	—	(rr)	6,810	7,015,321
Sr. Unsec’d. Notes, Secured Overnight Financing Rate + 0.870%	2.425	(c)	11/04/22		13,150	13,194,341

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	23

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	2.700%		03/30/21		63,185	$63,742,299
Sr. Unsec’d. Notes	2.700		10/27/22		33,632	34,168,139
Sr. Unsec’d. Notes	2.750		04/25/22		26,030	26,404,236
Sr. Unsec’d. Notes	2.876	(ff)	07/24/23		14,860	15,106,556
Sr. Unsec’d. Notes	3.142	(ff)	01/24/23		14,051	14,335,865
Sr. Unsec’d. Notes	3.352	(ff)	04/24/25		33,180	34,514,599
Sr. Unsec’d. Notes(a)	4.044	(ff)	06/01/24		8,140	8,605,161
Citizens Bank NA, Sr. Unsec’d. Notes	3.250		02/14/22		11,250	11,514,800
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes	3.000		10/29/21		18,996	19,376,444
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	2.593	(ff)	09/11/25		19,500	19,547,502
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	2.750		03/26/20		20,250	20,283,994
Gtd. Notes	3.450		04/16/21		5,000	5,082,137
Gtd. Notes(a)	3.800		06/09/23		25,000	26,173,443
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.001	(ff)	09/20/22		15,370	15,504,533
Sr. Unsec’d. Notes, 144A	5.000		01/12/22		5,200	5,458,166
Sr. Unsec’d. Notes, 144A, MTN	2.800		03/10/21		12,760	12,850,519
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.150		01/22/21		5,150	5,169,690
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.192	(c)	02/04/21		9,725	9,729,960
Sr. Unsec’d. Notes	3.950		02/27/23		19,320	19,818,564
Sr. Unsec’d. Notes	4.250		02/04/21		16,690	16,967,237
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21		13,895	14,037,081
Sr. Unsec’d. Notes, Series D	5.000		02/14/22		10,350	10,803,728
Discover Bank,
Sr. Unsec’d. Notes	2.450		09/12/24		7,500	7,484,380
Sr. Unsec’d. Notes	3.100		06/04/20		7,862	7,894,306
Sr. Unsec’d. Notes	3.350		02/06/23		9,710	10,008,003
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	2.150		12/02/22		5,250	5,258,431
First Horizon National Corp., Sr. Unsec’d. Notes	3.500		12/15/20		13,890	14,043,650
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L, 3 Month LIBOR + 3.884%	5.785	(c)	—	(rr)	2,672	2,690,293
Jr. Sub. Notes, Series M	5.375	(ff)	—	(rr)	9,610	9,710,856
Jr. Sub. Notes, Series P	5.000	(ff)	—	(rr)	5,000	5,045,723

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	2.600%		04/23/20		16,000	$16,021,218
Sr. Unsec’d. Notes	2.875		02/25/21		38,750	39,132,210
Sr. Unsec’d. Notes	2.908	(ff)	06/05/23		48,970	49,746,410
Sr. Unsec’d. Notes(a)	3.000		04/26/22		39,760	40,234,183
Sr. Unsec’d. Notes, EMTN	2.500	(cc)	05/31/24		5,000	5,156,891
Sr. Unsec’d. Notes, GMTN	5.375		03/15/20		10,000	10,067,789
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23		25,800	26,234,314
HSBC Bank USA NA, Sub. Notes	4.875		08/24/20		12,865	13,077,218
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.262	(ff)	03/13/23		32,955	33,707,442
Sr. Unsec’d. Notes	3.803	(ff)	03/11/25		29,160	30,606,368
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.550		04/09/24		5,400	5,648,511
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.250		09/23/24		17,300	17,367,056
Sr. Unsec’d. Notes, 144A	3.375		01/12/23		31,245	31,674,146
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC(a)	4.625	(ff)	–	(rr)	11,600	11,751,553
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	5.406	(c)	–	(rr)	6,846	6,909,036
Jr. Sub. Notes, Series Q	5.150	(ff)	–	(rr)	10,000	10,450,000
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%	5.419	(c)	–	(rr)	20,000	20,167,396
Sr. Unsec’d. Notes	2.301	(ff)	10/15/25		34,120	34,081,066
Sr. Unsec’d. Notes	2.776	(ff)	04/25/23		25,230	25,609,542
Sr. Unsec’d. Notes	3.207	(ff)	04/01/23		23,490	24,066,652
Sr. Unsec’d. Notes	3.559	(ff)	04/23/24		48,980	51,031,052
Sr. Unsec’d. Notes	3.797	(ff)	07/23/24		25,000	26,341,351
Sub. Notes	3.375		05/01/23		10,000	10,402,579
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086	(ff)	04/26/21		31,700	31,812,162
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 144A, MTN	5.800		01/13/20		26,720	26,748,085
Sr. Unsec’d. Notes	2.250		08/14/22		13,415	13,473,290
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	2.907	(ff)	11/07/23		21,300	21,607,659
Sr. Unsec’d. Notes	3.900		03/12/24		4,765	5,037,004
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.623		07/18/22		55,600	56,327,230
Sr. Unsec’d. Notes	3.455		03/02/23		15,000	15,525,454
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.611	(c)	–	(rr)	17,375	17,495,932

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	25

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Jr. Sub. Notes, Series J	5.550	%(ff)	–	(rr)	4,700	$4,783,873
Sr. Unsec’d. Notes	5.750		01/25/21		20,526	21,323,899
Sr. Unsec’d. Notes, GMTN	2.500		04/21/21		28,660	28,849,645
Sr. Unsec’d. Notes, GMTN	3.125		01/23/23		25,957	26,672,546
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23		25,765	26,965,857
Sr. Unsec’d. Notes, MTN	2.625		11/17/21		20,640	20,875,121
Sr. Unsec’d. Notes, MTN	2.720	(ff)	07/22/25		10,750	10,902,169
Sr. Unsec’d. Notes, MTN	2.750		05/19/22		17,640	17,934,005
Sr. Unsec’d. Notes, Series F, MTN	3.875		04/29/24		24,110	25,640,713
NatWest Markets PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	3.625		09/29/22		24,070	24,919,921
PNC Bank NA, Sub. Notes	2.950		01/30/23		4,575	4,677,855
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875		09/12/23		15,672	16,401,808
Sr. Unsec’d. Notes	4.269	(ff)	03/22/25		12,290	13,064,810
Sr. Unsec’d. Notes	4.519	(ff)	06/25/24		6,800	7,220,043
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.875		10/16/20		11,555	11,639,192
Sr. Unsec’d. Notes, MTN	3.125		01/08/21		10,050	10,138,209
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	3.050		03/25/22		21,200	21,624,293
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.625		10/16/24		23,170	23,092,513
Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24		19,090	20,020,024
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.696		07/16/24		31,828	32,262,355
Sr. Unsec’d. Notes	3.102		01/17/23		7,795	7,995,887
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN(a)	1.875		09/07/21		270	269,977
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN(a)	2.650		06/12/24		12,290	12,578,263
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800	(ff)	–	(rr)	10,000	10,296,055
Sr. Unsec’d. Notes	2.700		01/27/22		13,070	13,242,766
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.650		02/01/22		28,325	28,609,293
Sr. Unsec’d. Notes, 144A	3.491		05/23/23		12,500	12,862,473

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	2.625%		07/22/22	39,790	$40,404,709

					2,222,155,213

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.150		01/23/25	15,870	17,270,921
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750		07/15/26	1,835	1,800,819
Gtd. Notes, 144A	4.450		05/15/25	5,000	5,375,557
Constellation Brands, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.700%	2.610	(c)	11/15/21	20,790	20,820,499
Gtd. Notes	2.700		05/09/22	3,435	3,476,264
Gtd. Notes(a)	4.750		11/15/24	8,215	9,078,498
Keurig Dr Pepper, Inc., Gtd. Notes	4.417		05/25/25	5,745	6,272,011
Keurig Dr. Pepper, Inc., Gtd. Notes	4.057		05/25/23	4,000	4,224,022

					68,318,591

Building Materials 0.6%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	3.000		06/15/20	11,225	11,260,299
Owens Corning, Sr. Unsec’d. Notes	3.400		08/15/26	15,094	15,359,706
Vulcan Materials Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.494	(c)	06/15/20	12,130	12,143,104
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%	2.557	(c)	03/01/21	16,305	16,342,491

					55,105,600

Chemicals 2.6%
Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	8,900	9,406,000
CF Industries, Inc.,
Sr. Sec’d. Notes, 144A	3.400		12/01/21	8,151	8,351,466
Sr. Sec’d. Notes, 144A	4.500		12/01/26	8,000	8,709,440
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A	2.450		05/01/20	16,040	16,039,448

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	27

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.000%	11/15/22	30,000	$30,677,653
Sr. Unsec’d. Notes	3.150	05/15/24	10,900	11,243,930
Sr. Unsec’d. Notes	3.625	05/15/26	8,208	8,628,942
DuPont de Nemours, Inc., Sr. Unsec’d. Notes	4.205	11/15/23	9,030	9,654,221
Eastman Chemical Co.,
Sr. Unsec’d. Notes	3.500	12/01/21	10,245	10,493,662
Sr. Unsec’d. Notes	3.600	08/15/22	5,850	6,052,793
Sr. Unsec’d. Notes	4.500	01/15/21	449	456,419
FMC Corp., Sr. Unsec’d. Notes	3.200	10/01/26	14,160	14,530,924
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	19,935	21,151,598
Mosaic Co. (The), Sr. Unsec’d. Notes	3.250	11/15/22	36,770	37,703,004
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	3.625	03/15/24	6,450	6,733,450
Sr. Unsec’d. Notes(a)	4.875	03/30/20	19,415	19,542,059
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	14,245	15,460,359
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	2.750	06/01/22	9,957	10,123,414
Westlake Chemical Corp., Sr. Unsec’d. Notes	3.600	07/15/22	10,000	10,201,693

				255,160,475

Commercial Services 1.6%
Equifax, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/21	6,100	6,104,357
Sr. Unsec’d. Notes	2.600	12/01/24	3,975	3,995,177
Sr. Unsec’d. Notes	3.950	06/15/23	13,415	14,128,527
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.600	12/01/21	25,000	25,218,328
Gtd. Notes, 144A	2.700	11/01/23	9,035	9,162,628
Gtd. Notes, 144A(a)	3.850	11/15/24	2,273	2,415,390
Gtd. Notes, 144A	5.250	10/01/20	6,000	6,139,782
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	5,675	5,705,787
Sr. Unsec’d. Notes	3.800	04/01/21	11,178	11,389,302
Sr. Unsec’d. Notes	4.000	06/01/23	10,615	11,174,286

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
IHS Markit Ltd.,
Gtd. Notes, 144A	5.000%		11/01/22		15,876	$16,930,673
Sr. Unsec’d. Notes	3.625		05/01/24		12,500	13,017,791
Sr. Unsec’d. Notes(a)	4.125		08/01/23		6,260	6,644,998
RELX Capital, Inc. (United Kingdom), Gtd. Notes	3.500		03/16/23		6,240	6,486,147
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125		09/12/22		5,899	6,192,326
Sr. Unsec’d. Notes	5.800		05/01/21		15,042	15,766,406

						160,471,905

Computers 0.5%
Apple, Inc., Sr. Unsec’d. Notes	3.000		02/09/24		13,990	14,491,834
EMC Corp., Sr. Unsec’d. Notes	2.650		06/01/20		9,400	9,400,918
Genpact Luxembourg Sarl,
Gtd. Notes	3.375		12/01/24		21,970	22,123,531
Gtd. Notes	3.700		04/01/22		6,110	6,228,045

						52,244,328

Diversified Financial Services 1.3%
American Express Co.,
Sr. Unsec’d. Notes	2.500		08/01/22		28,450	28,768,954
Sr. Unsec’d. Notes	3.400		02/22/24		16,551	17,317,461
Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	4.875		05/01/24		14,865	15,850,203
Citigroup Global Markets Holdings, Inc., Gtd. Notes, GMTN	2.500	(cc)	06/12/24		3,870	3,990,298
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342		11/15/20		38,738	38,750,977
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes(a)	5.500		10/18/23		10,073	10,976,327
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN	5.250		02/06/12	(d)	1,520	19,000
Sr. Unsec’d. Notes, MTN	5.625		01/24/13	(d)	1,000	12,700
Sr. Unsec’d. Notes, MTN	6.000		07/19/12	(d)	900	11,250
Synchrony Financial, Sr. Unsec’d. Notes	2.700		02/03/20		14,715	14,716,813

						130,413,983

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	29

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 8.1%
Alliant Energy Finance LLC, Gtd. Notes, 144A	3.750%		06/15/23		24,100	$25,197,966
American Electric Power Co., Inc., Sr. Unsec’d. Notes, Series I	3.650		12/01/21		9,765	10,069,563
Calpine Corp., Sr. Unsec’d. Notes, 144A	5.125		03/15/28		8,000	8,157,426
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.500		09/01/22		12,160	12,260,949
Sr. Unsec’d. Notes	2.500		09/01/24		21,620	21,642,653
Sr. Unsec’d. Notes	3.600		11/01/21		15,330	15,734,739
Cleveland Electric Illuminating Co. (The), First Mortgage	5.500		08/15/24		5,925	6,769,573
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000		05/15/21		16,755	16,760,328
Dominion Energy, Inc.,
Jr. Sub. Notes	2.579		07/01/20		12,200	12,232,812
Jr. Sub. Notes	3.071		08/15/24		13,520	13,829,273
Jr. Sub. Notes	4.104		04/01/21		22,500	23,020,732
Jr. Sub. Notes, Series B	4.650	(ff)	—	(rr)	24,750	25,245,143
Sr. Unsec’d. Notes, 144A	2.450		01/15/23		10,000	10,042,898
Sr. Unsec’d. Notes, Series B	2.750		09/15/22		10,000	10,129,118
Sr. Unsec’d. Notes, Series C	2.000		08/15/21		13,955	13,945,229
DTE Energy Co.,
Sr. Unsec’d. Notes	2.250		11/01/22		20,000	19,987,396
Sr. Unsec’d. Notes, Series C	2.529		10/01/24		22,390	22,421,391
Duke Energy Corp., Sr. Unsec’d. Notes	1.800		09/01/21		15,715	15,687,398
Duke Energy Progress LLC, First Mortgage	3.375		09/01/23		6,690	6,990,604
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.350		10/13/20		12,350	12,367,289
Emera US Finance LP (Canada), Gtd. Notes	2.700		06/15/21		32,535	32,815,980
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750		04/06/23		10,890	10,964,096
Gtd. Notes, 144A	2.875		05/25/22		23,170	23,461,811
Entergy Corp., Sr. Unsec’d. Notes	4.000		07/15/22		10,493	10,956,688
Entergy Gulf States Louisiana LLC, First Mortgage	5.590		10/01/24		3,800	4,365,818
Eversource Energy, Sr. Unsec’d. Notes, Series K	2.750		03/15/22		2,805	2,844,200

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Exelon Corp.,
Jr. Sub. Notes	3.497%		06/01/22	53,219	$54,604,229
Sr. Unsec’d. Notes	2.450		04/15/21	4,940	4,961,799
Sr. Unsec’d. Notes	2.850		06/15/20	10,670	10,701,379
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950		01/15/20	26,996	27,002,866
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.850		07/15/22	25,000	25,385,708
Georgia Power Co., Sr. Unsec’d. Notes	2.400		04/01/21	19,095	19,168,646
IPALCO Enterprises, Inc., Sr. Sec’d. Notes	3.700		09/01/24	8,035	8,303,374
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.403		09/01/21	18,925	19,061,588
Gtd. Notes(a)	2.800		01/15/23	14,510	14,745,898
Gtd. Notes	3.150		04/01/24	17,375	18,002,044
Gtd. Notes	4.500		06/01/21	18,950	19,514,664
NRG Energy, Inc., Sr. Sec’d. Notes, 144A	3.750		06/15/24	9,285	9,596,713
PSEG Power LLC,
Gtd. Notes(a)	3.000		06/15/21	14,230	14,391,974
Gtd. Notes(a)	3.850		06/01/23	15,435	16,205,645
Public Service Enterprise Group, Inc., Sr. Unsec’d. Notes	2.875		06/15/24	14,045	14,351,385
Puget Energy, Inc., Sr. Sec’d. Notes	6.000		09/01/21	10,446	11,099,763
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.501	(c)	01/15/21	23,740	23,743,849
Sr. Unsec’d. Notes	2.850		11/15/20	22,900	23,034,755
Sr. Unsec’d. Notes	2.900		02/01/23	17,000	17,321,551
Southern California Edison Co., First Mortgage, Series D	3.400		06/01/23	7,500	7,741,568
Southern Co. (The),
Sr. Unsec’d. Notes	2.350		07/01/21	4,505	4,528,335
Sr. Unsec’d. Notes	2.750		06/15/20	12,818	12,854,116
Vistra Operations Co. LLC, Sr. Sec’d. Notes, 144A	3.550		07/15/24	30,525	31,037,072

					795,259,994

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	31

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.4%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125%		06/15/21	18,569	$18,697,420
Fortive Corp., Sr. Unsec’d. Notes(a)	2.350		06/15/21	7,845	7,865,414
Trimble, Inc., Sr. Unsec’d. Notes	4.150		06/15/23	16,030	16,867,985

					43,430,819

Foods 2.4%
Campbell Soup Co., Sr. Unsec’d. Notes	3.300		03/15/21	7,375	7,483,892
Conagra Brands, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%	2.703	(c)	10/22/20	30,615	30,635,407
Kraft Heinz Foods Co.,
Gtd. Notes	3.000		06/01/26	67,412	67,272,034
Gtd. Notes	4.000		06/15/23	35,344	37,192,035
Kroger Co. (The), Sr. Unsec’d. Notes	2.800		08/01/22	7,525	7,658,821
McCormick & Co., Inc., Sr. Unsec’d. Notes	2.700		08/15/22	23,140	23,492,907
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000		10/28/21	17,430	17,413,392
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	2.650		10/03/21	17,035	16,950,542
Tyson Foods, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	2.457	(c)	06/02/20	20,000	20,021,218
Sr. Unsec’d. Notes	3.900		09/28/23	4,320	4,572,031

					232,692,279

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400		11/01/20	13,600	13,961,638

Gas 0.2%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes	2.800		11/15/20	8,730	8,790,793
Sr. Unsec’d. Notes, Series A	2.500		11/15/24	10,000	10,054,622

					18,845,415

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.7%
Boston Scientific Corp., Sr. Unsec’d. Notes	3.450%	03/01/24	18,915	$19,804,893
Stryker Corp., Sr. Unsec’d. Notes	2.625	03/15/21	17,460	17,609,733
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.700	04/01/20	15,435	15,450,300
Sr. Unsec’d. Notes	3.150	04/01/22	16,849	17,193,439

				70,058,365

Healthcare-Services 2.8%
Aetna, Inc., Sr. Unsec’d. Notes	2.800	06/15/23	41,379	42,054,247
Anthem, Inc.,
Sr. Unsec’d. Notes	2.950	12/01/22	22,580	23,113,349
Sr. Unsec’d. Notes	3.700	08/15/21	14,150	14,479,032
Centene Corp.,
Sr. Unsec’d. Notes	4.750	05/15/22	25,000	25,551,579
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/25	27,500	28,557,924
Cigna Holding Co., Gtd. Notes(a)	4.000	02/15/22	14,668	15,078,320
CommonSpirit Health, Sr. Sec’d. Notes	2.760	10/01/24	23,576	23,816,988
HCA, Inc.,
Sr. Sec’d. Notes	4.750	05/01/23	28,949	30,999,534
Sr. Sec’d. Notes(a)	5.000	03/15/24	17,500	19,130,042
Sr. Sec’d. Notes	5.250	04/15/25	9,400	10,527,899
Humana, Inc., Sr. Unsec’d. Notes	3.850	10/01/24	3,500	3,723,243
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.300	12/01/24	15,525	15,454,430
Sr. Unsec’d. Notes	3.250	09/01/24	3,935	4,083,791
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	3.450	06/01/26	6,256	6,577,114
Sr. Unsec’d. Notes	4.700	04/01/21	10,476	10,816,750

				273,964,242

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	33

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 0.4%
D.R. Horton, Inc., Gtd. Notes	2.500%	10/15/24	20,165	$20,154,756
Lennar Corp., Gtd. Notes	4.125	01/15/22	15,600	16,013,968

				36,168,724

Home Furnishings 0.6%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A	2.536	07/19/22	29,325	29,579,231
Sr. Unsec’d. Notes, 144A	2.679	07/19/24	27,540	27,964,962

				57,544,193

Household Products/Wares 0.4%
Church & Dwight Co., Inc., Sr. Unsec’d. Notes	2.450	08/01/22	14,710	14,828,581
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A(a)	2.375	06/24/22	28,840	29,016,019

				43,844,600

Housewares 0.4%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	3.850	04/01/23	30,048	31,230,787
Sr. Unsec’d. Notes	4.000	06/15/22	10,895	11,204,408

				42,435,195

Insurance 1.4%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.300	03/01/21	5,994	6,080,652
Sr. Unsec’d. Notes	3.900	04/01/26	8,610	9,222,558
Sr. Unsec’d. Notes	4.125	02/15/24	4,640	4,987,033
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	6,075	6,165,549
CNA Financial Corp., Sr. Unsec’d. Notes	3.950	05/15/24	10,034	10,711,565
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	6,300	6,689,522
Gtd. Notes, 144A	5.000	06/01/21	10,554	10,966,623

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	2.200%	04/08/20	9,525	$9,530,508
Trinity Acquisition PLC, Gtd. Notes	3.500	09/15/21	9,895	10,088,105
Unum Group, Sr. Unsec’d. Notes	4.000	03/15/24	29,359	31,035,608
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22	16,075	16,960,729
Willis Towers Watson PLC, Gtd. Notes	5.750	03/15/21	16,033	16,705,701

				139,144,153

Iron/Steel 0.1%
Steel Dynamics, Inc., Sr. Unsec’d. Notes(a)	2.800	12/15/24	5,000	5,037,595

Lodging 0.8%
Las Vegas Sands Corp., Sr. Unsec’d. Notes	3.200	08/08/24	19,205	19,802,201
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.300	01/15/22	36,420	36,544,314
Sr. Unsec’d. Notes	3.375	10/15/20	4,195	4,225,134
Sr. Unsec’d. Notes, Series N	3.125	10/15/21	2,723	2,767,506
Sands China Ltd. (Macau), Sr. Unsec’d. Notes	4.600	08/08/23	10,800	11,406,343

				74,745,498

Machinery-Diversified 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes	3.650	10/12/23	2,860	3,028,487
Roper Technologies, Inc., Sr. Unsec’d. Notes	3.650	09/15/23	14,750	15,474,310
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	15,746	15,886,102
Gtd. Notes	4.375	08/15/23	1,720	1,797,222
Gtd. Notes	4.400	03/15/24	3,900	4,141,570

				40,327,691

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	35

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 2.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.464%		07/23/22	49,305	$51,830,398
Sr. Sec’d. Notes	4.908		07/23/25	42,252	46,556,678
Comcast Corp.,
Gtd. Notes	3.375		08/15/25	6,908	7,332,025
Gtd. Notes	3.700		04/15/24	15,000	15,983,886
Gtd. Notes	3.950		10/15/25	19,557	21,338,667
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150		08/15/24	14,178	14,572,888
Sr. Unsec’d. Notes, 144A	3.350		09/15/26	17,689	18,255,666
Discovery Communications LLC,
Gtd. Notes	2.800		06/15/20	500	501,148
Gtd. Notes	3.500		06/15/22	30,770	31,656,673
NBCUniversal Media LLC, Gtd. Notes	4.375		04/01/21	5	5,157
ViacomCBS, Inc.,
Gtd. Notes	2.900		06/01/23	1,000	1,019,952
Gtd. Notes	3.375		03/01/22	8,025	8,208,849
Gtd. Notes	3.500		01/15/25	5,000	5,231,690
Jr. Sub. Notes	5.875	(ff)	02/28/57	12,500	13,031,813
Sr. Unsec’d. Notes	2.250		02/04/22	3,287	3,237,255
Sr. Unsec’d. Notes	3.125		06/15/22	5,000	5,078,760
Sr. Unsec’d. Notes(a)	4.250		09/01/23	3,000	3,198,193

					247,039,698

Mining 0.5%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250	(ff)	10/19/75	2,935	3,019,449
Newcrest Finance Pty Ltd. (Australia), Gtd. Notes, 144A	4.200		10/01/22	18,107	18,872,995
Newmont Goldcorp Corp.,
Gtd. Notes	3.625		06/09/21	10,112	10,288,060
Gtd. Notes	3.700		03/15/23	5,500	5,750,533
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	4.750		01/15/22	14,157	14,660,967

					52,592,004

Miscellaneous Manufacturing 0.2%
Hillenbrand, Inc., Gtd. Notes	4.500		09/15/26	16,150	16,902,044

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 4.0%
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22	10,515	$10,663,988
BG Energy Capital PLC (United Kingdom), Gtd. Notes, 144A	4.000		10/15/21	4,000	4,132,697
BP Capital Markets America, Inc.,
Gtd. Notes	2.112		09/16/21	14,660	14,726,422
Gtd. Notes	3.790		02/06/24	10,800	11,484,957
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	2.950		01/15/23	11,400	11,620,058
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.000		08/15/22	6,555	6,639,145
Sr. Unsec’d. Notes	3.800		09/15/23	5,948	6,156,707
Continental Resources, Inc.,
Gtd. Notes(a)	3.800		06/01/24	29,715	30,742,847
Gtd. Notes	4.500		04/15/23	25,154	26,359,126
Diamondback Energy, Inc., Gtd. Notes	2.875		12/01/24	57,275	57,923,470
EQT Corp., Sr. Unsec’d. Notes	2.500		10/01/20	6,905	6,905,247
Helmerich & Payne, Inc., Sr. Unsec’d. Notes	4.650		03/15/25	13,715	14,961,978
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000		04/15/24	5,225	5,515,449
Marathon Oil Corp.,
Sr. Unsec’d. Notes(a)	2.800		11/01/22	8,394	8,538,607
Sr. Unsec’d. Notes(a)	3.850		06/01/25	16,076	16,976,236
Newfield Exploration Co.,
Gtd. Notes(a)	5.375		01/01/26	5,500	5,961,798
Gtd. Notes(a)	5.625		07/01/24	36,000	39,700,419
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%	2.854	(c)	02/08/21	12,255	12,334,112
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.250%	3.155	(c)	08/13/21	14,710	14,788,399
Sr. Unsec’d. Notes	4.850		03/15/21	30,825	31,741,926
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A(a)	6.490		01/23/27	18,100	19,302,708
Gtd. Notes, 144A	6.840		01/23/30	31,103	33,242,911
Phillips 66, Gtd. Notes, 3 Month LIBOR + 0.600%	2.517	(c)	02/26/21	7,120	7,119,727

					397,538,934

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	37

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes	2.773%		12/15/22	21,720	$22,136,987

Packaging & Containers 0.1%
Ball Corp., Gtd. Notes	4.375		12/15/20	1,940	1,980,881
WRKCo, Inc., Gtd. Notes	3.750		03/15/25	10,190	10,724,329

					12,705,210

Pharmaceuticals 7.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes(a)	2.500		05/14/20	31,995	32,042,500
Sr. Unsec’d. Notes	3.600		05/14/25	38,364	40,502,843
Sr. Unsec’d. Notes, 144A(a)	2.600		11/21/24	10,000	10,083,361
Sr. Unsec’d. Notes, 144A(a)	2.950		11/21/26	71,430	72,584,472
Allergan Funding SCS, Gtd. Notes	3.450		03/15/22	38,430	39,310,502
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	2.200		07/15/22	13,005	12,820,134
Gtd. Notes, 144A	3.500		06/25/21	20,575	20,951,270
Becton, Dickinson & Co., Sr. Unsec’d. Notes	2.894		06/06/22	45,580	46,306,315
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	2.250		08/15/21	32,040	32,237,298
Sr. Unsec’d. Notes, 144A	2.750		02/15/23	30,500	31,121,296
Sr. Unsec’d. Notes, 144A	2.900		07/26/24	15,725	16,222,257
Sr. Unsec’d. Notes, 144A	3.250		02/20/23	12,000	12,416,343
Sr. Unsec’d. Notes, 144A	3.625		05/15/24	8,120	8,576,941
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	2.616		06/15/22	15,606	15,763,348
Sr. Unsec’d. Notes	3.200		03/15/23	1,585	1,625,700
Cigna Corp.,
Gtd. Notes, 3 Month LIBOR + 0.650%	2.550	(c)	09/17/21	8,445	8,447,928
Gtd. Notes	3.750		07/15/23	3,717	3,899,894
Gtd. Notes(a)	4.125		11/15/25	8,470	9,191,096
Gtd. Notes, 144A	3.050		11/30/22	14,900	15,245,778
Gtd. Notes, 144A	3.250		04/15/25	10,655	11,047,428
Gtd. Notes, 144A	4.125		09/15/20	2,000	2,021,951
Gtd. Notes, 144A	4.500		02/25/26	22,058	24,251,464

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Cigna Corp., (cont’d.)
Gtd. Notes, 144A	4.750%		11/15/21	29,510	$30,928,500
CVS Health Corp.,
Sr. Unsec’d. Notes	3.700		03/09/23	10,000	10,411,702
Sr. Unsec’d. Notes	3.875		07/20/25	19,000	20,250,219
Sr. Unsec’d. Notes	4.100		03/25/25	34,991	37,602,839
Sr. Unsec’d. Notes	5.000		12/01/24	28,966	32,057,745
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	3.000		11/15/20	27,255	27,489,262
Mylan NV, Gtd. Notes(a)	3.950		06/15/26	6,940	7,210,974
Mylan, Inc.,
Gtd. Notes	4.200		11/29/23	5,085	5,377,696
Gtd. Notes, 144A	3.125		01/15/23	26,100	26,485,861
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400		09/23/21	47,645	47,912,920
Gtd. Notes	2.875		09/23/23	18,615	18,977,902
Gtd. Notes	3.200		09/23/26	7,300	7,516,832
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes	4.400		11/26/23	10,990	11,805,045
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.200		07/21/21	11,082	10,748,434
Zoetis, Inc., Sr. Unsec’d. Notes	3.450		11/13/20	15,455	15,627,722

					777,073,772

Pipelines 3.9%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350		03/15/20	16,500	16,587,701
El Paso Natural Gas Co. LLC, Gtd. Notes	8.625		01/15/22	2,675	2,996,529
Energy Transfer Operating LP, Gtd. Notes	5.875		01/15/24	64,160	70,988,784
EnLink Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.400		04/01/24	3,675	3,564,943
Enterprise Products Operating LLC,
Gtd. Notes	2.850		04/15/21	17,180	17,363,325
Gtd. Notes, Series D	4.875	(ff)	08/16/77	9,500	9,396,574
EQM Midstream Partners LP, Sr. Unsec’d. Notes	4.750		07/15/23	7,695	7,719,748

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	39

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/20	10,112	$10,286,506
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950	09/01/22	10,000	10,417,553
Gtd. Notes	4.150	02/01/24	16,886	17,929,913
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.625	04/01/22	3,165	3,248,354
Gtd. Notes, 144A	3.900	04/01/24	5,090	5,352,486
MPLX LP,
Sr. Unsec’d. Notes	3.375	03/15/23	1,872	1,921,904
Sr. Unsec’d. Notes	4.125	03/01/27	19,770	20,719,127
Sr. Unsec’d. Notes(a)	4.500	07/15/23	7,725	8,197,583
Sr. Unsec’d. Notes(a)	4.875	12/01/24	35,000	38,036,870
ONEOK Partners LP, Gtd. Notes	3.375	10/01/22	6,670	6,845,927
ONEOK, Inc., Gtd. Notes	2.750	09/01/24	22,520	22,681,130
Phillips 66 Partners LP, Sr. Unsec’d. Notes	2.450	12/15/24	14,860	14,848,909
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes(a)	2.850	01/31/23	7,555	7,616,660
Sr. Unsec’d. Notes	4.650	10/15/25	16,430	17,600,689
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	2.800	10/15/22	1,500	1,516,061
Western Midstream Operating LP, Sr. Unsec’d. Notes	4.000	07/01/22	13,191	13,552,958
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.350	08/15/22	2,078	2,130,831
Sr. Unsec’d. Notes	4.000	11/15/21	4,559	4,693,353
Sr. Unsec’d. Notes	4.125	11/15/20	2,392	2,420,496
Sr. Unsec’d. Notes	4.300	03/04/24	15,955	17,016,237
Sr. Unsec’d. Notes	4.500	11/15/23	10,697	11,423,021
Sr. Unsec’d. Notes	4.550	06/24/24	7,040	7,592,396
Sr. Unsec’d. Notes	5.250	03/15/20	12,042	12,116,638

				386,783,206

Real Estate 0.3%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.125	03/20/22	25,160	25,683,393

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 1.9%
Brandywine Operating Partnership LP,
Gtd. Notes	3.950%	02/15/23	5,450	$5,661,369
Gtd. Notes	4.100	10/01/24	15,500	16,469,169
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.875	08/15/22	5,600	5,832,041
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	33,867	35,902,219
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	2.900	11/15/24	13,250	13,312,388
Digital Realty Trust LP, Gtd. Notes	2.750	02/01/23	10,050	10,163,002
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	3.350	09/01/24	8,940	9,141,348
Healthpeak Properties, Inc., Sr. Unsec’d. Notes	3.150	08/01/22	13,097	13,385,071
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,903,296
Sr. Unsec’d. Notes, Series D	3.750	10/15/23	3,330	3,486,524
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	4.800	06/01/24	5,315	5,653,444
Simon Property Group LP, Sr. Unsec’d. Notes(a)	2.000	09/13/24	16,800	16,735,099
Ventas Realty LP, Gtd. Notes	3.100	01/15/23	24,030	24,623,197
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	3.250	08/15/22	3,100	3,181,401
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	6,385	6,410,380
Sr. Unsec’d. Notes	3.625	03/15/24	4,900	5,144,324
Sr. Unsec’d. Notes	3.950	09/01/23	9,780	10,337,251

				189,341,523

Retail 1.0%
AutoZone, Inc.,
Sr. Unsec’d. Notes	2.500	04/15/21	6,310	6,342,345
Sr. Unsec’d. Notes	3.125	04/18/24	28,390	29,517,572
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	3.700	05/15/23	12,500	13,022,902
Sr. Unsec’d. Notes	4.000	05/15/25	14,425	15,412,653

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	41

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
L Brands, Inc., Gtd. Notes	6.625%		04/01/21	9,375	$9,869,530
Walmart, Inc., Sr. Unsec’d. Notes	2.850		07/08/24	24,540	25,420,184

					99,585,186

Savings & Loans 0.4%
First Niagara Financial Group, Inc., Sub. Notes	7.250		12/15/21	12,000	13,142,299
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A, MTN(a)	3.622	(ff)	04/26/23	23,490	24,127,628

					37,269,927

Semiconductors 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.000		01/15/22	50,670	51,417,757
NVIDIA Corp., Sr. Unsec’d. Notes	2.200		09/16/21	34,535	34,686,436
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875		09/01/22	20,800	21,588,939
Gtd. Notes, 144A	4.125		06/01/21	2,500	2,562,709
Gtd. Notes, 144A(a)	4.625		06/01/23	18,735	20,011,333

					130,267,174

Software 0.6%
CA, Inc., Sr. Unsec’d. Notes	3.600		08/15/22	22,265	22,787,030
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700		03/01/21	10,115	10,299,908
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.700		06/01/20	15,210	15,243,869
Sr. Unsec’d. Notes	3.800		10/01/23	7,805	8,242,210

					56,573,017

Telecommunications 3.1%
AT&T, Inc.,
Sr. Unsec’d. Notes	2.450		06/30/20	8,530	8,552,566
Sr. Unsec’d. Notes	3.000		06/30/22	7,185	7,339,530
Sr. Unsec’d. Notes	3.400		06/15/22	16,320	16,826,733

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.400%	05/15/25	56,290	$58,987,896
Sr. Unsec’d. Notes	3.800	03/15/22	14,195	14,728,721
Sr. Unsec’d. Notes	3.800	03/01/24	24,435	25,865,164
Sr. Unsec’d. Notes	3.875	08/15/21	9,285	9,568,719
Sr. Unsec’d. Notes	4.600	02/15/21	4,700	4,808,580
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A	1.950	09/19/21	21,860	21,847,153
Gtd. Notes, 144A	2.820	01/19/22	32,770	33,230,780
Level 3 Financing, Inc., Sr. Sec’d. Notes, 144A	3.400	03/01/27	35,000	35,281,189
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	3.500	03/01/23	5,350	5,521,044
Sr. Unsec’d. Notes	4.000	09/01/24	7,000	7,428,275
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A(a)	3.360	03/20/23	10,938	11,046,535
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.125	03/16/22	34,480	35,381,930
Sr. Unsec’d. Notes	3.376	02/15/25	10,000	10,577,139

				306,991,954

Toys/Games/Hobbies 0.2%
Hasbro, Inc., Sr. Unsec’d. Notes	2.600	11/19/22	19,840	19,958,112

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	3.200	07/15/20	17,770	17,848,067
Sr. Unsec’d. Notes, 144A	3.300	04/01/21	1,200	1,216,465
Sr. Unsec’d. Notes, 144A	3.650	07/29/21	3,580	3,659,473

				22,724,005

TOTAL CORPORATE BONDS (cost $8,147,286,379)				8,297,380,190

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	43

Schedule of Investments (continued)

as of December 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BOND 0.1%

Alabama
Alabama Economic Settlement Authority, Series B, Revenue Bonds (cost $4,035,000)	3.163%	09/15/25	4,035	$4,132,768

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Notes	1.375	10/15/22	155	153,983
U.S. Treasury Notes(k)	1.500	08/31/21	6,000	5,989,922
U.S. Treasury Notes(k)	1.750	06/15/22	605	607,221
U.S. Treasury Notes	1.750	12/31/24	39,195	39,302,174

TOTAL U.S. TREASURY OBLIGATIONS (cost $45,999,914)				46,053,300

			Shares
PREFERRED STOCK 0.0%

Banks
Citigroup Capital XIII 8.306% (cost $3,342,000)			132,000	3,669,600

TOTAL LONG-TERM INVESTMENTS (cost $9,432,098,721)				9,580,042,974

SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			214,198,358	214,198,358
PGIM Institutional Money Market Fund (cost $202,500,771; includes $202,166,458 of cash collateral for securities on loan)(b)(w)			202,518,951	202,559,455

TOTAL SHORT-TERM INVESTMENTS (cost $416,699,129)				416,757,813

TOTAL INVESTMENTS 101.3% (cost $9,848,797,850)				9,996,800,787
Liabilities in excess of other assets(z) (1.3)%				(128,049,552)

NET ASSETS 100.0%				$9,868,751,235

See Notes to Financial Statements.

44

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $197,452,600; cash collateral of $202,166,458 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
4,306	2 Year U.S. Treasury Notes	Mar. 2020	$927,943,000	$(312,096)
6,805	5 Year U.S. Treasury Notes	Mar. 2020	807,136,831	(2,495,723)

				(2,807,819)

	Short Positions:
1,966	10 Year U.S. Treasury Notes	Mar. 2020	252,477,416	2,130,452
115	20 Year U.S. Treasury Bonds	Mar. 2020	17,929,219	241,602
63	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	11,444,344	319,520

				2,691,574

				$(116,245)

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	45

Schedule of Investments (continued)

as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$5,520,954

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,128,873,615	$—
Commercial Mortgage-Backed Securities	—	99,933,501	—
Corporate Bonds	—	8,297,380,190	—
Municipal Bond	—	4,132,768	—
U.S. Treasury Obligations	—	46,053,300	—
Preferred Stock	3,669,600	—	—
Affiliated Mutual Funds	416,757,813	—	—

Total	$420,427,413	$9,576,373,374	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,691,574	$—	$—

Liabilities
Futures Contracts	$(2,807,819)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

46

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	22.5%
Collateralized Loan Obligations	11.4
Electric	8.1
Pharmaceuticals	7.9
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	4.2
Oil & Gas	4.0
Pipelines	3.9
Auto Manufacturers	3.2
Telecommunications	3.1
Healthcare-Services	2.8
Chemicals	2.6
Media	2.5
Foods	2.4
Real Estate Investment Trusts (REITs)	1.9
Commercial Services	1.6
Insurance	1.4
Diversified Financial Services	1.3
Semiconductors	1.3
Agriculture	1.3
Aerospace & Defense	1.1
Commercial Mortgage-Backed Securities	1.0
Retail	1.0
Airlines	1.0
Lodging	0.8
Healthcare-Products	0.7
Beverages	0.7
Home Furnishings	0.6
Software	0.6
Building Materials	0.6

Mining	0.5%
Computers	0.5
U.S. Treasury Obligations	0.5
Household Products/Wares	0.4
Electronics	0.4
Housewares	0.4
Machinery-Diversified	0.4
Savings & Loans	0.4
Home Builders	0.4
Real Estate	0.3
Trucking & Leasing	0.2
Oil & Gas Services	0.2
Toys/Games/Hobbies	0.2
Gas	0.2
Miscellaneous Manufacturing	0.2
Forest Products & Paper	0.1
Packaging & Containers	0.1
Auto Parts & Equipment	0.1
Apparel	0.1
Iron/Steel	0.1
Municipal	0.1
Advertising	0.0 *

101.3
Liabilities in excess of other assets	(1.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	47

Schedule of Investments (continued)

as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/ to broker— variation margin futures	$2,691,574	*	Due from/ to broker— variation margin futures	$2,807,819	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$44,483,562

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(17,985,948)

For the year ended December 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$1,754,869,605	$79,949,265

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

48

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$197,452,600	$(197,452,600)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	49

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments at value, including securities on loan of $197,452,600:
Unaffiliated investments (cost $9,432,098,721)	$9,580,042,974
Affiliated investments (cost $416,699,129)	416,757,813
Cash	5,294
Dividends and interest receivable	79,766,988
Receivable for Fund shares sold	25,920,192
Due from broker—variation margin futures	369,795
Receivable for investments sold	1,015
Prepaid expenses and other assets	699,703

Total Assets	10,103,563,774

Liabilities
Payable to broker for collateral for securities on loan	202,166,458
Payable for Fund shares reacquired	23,276,274
Dividends payable	3,635,524
Management fee payable	2,851,516
Accrued expenses and other liabilities	1,923,106
Distribution fee payable	909,948
Affiliated transfer agent fee payable	49,713

Total Liabilities	234,812,539

Net Assets	$9,868,751,235

Net assets were comprised of:
Common stock, at par	$8,866,666
Paid-in capital in excess of par	10,146,566,172
Total distributable earnings (loss)	(286,681,603)

Net assets, December 31, 2019	$9,868,751,235

See Notes to Financial Statements.

50

Class A
Net asset value and redemption price per share, ($1,609,745,113 ÷ 144,923,273 shares of common stock issued and outstanding)	$11.11
Maximum sales charge (2.25% of offering price)	0.26

Maximum offering price to public	$11.37

Class B
Net asset value, offering price and redemption price per share,
($952,311 ÷ 85,756 shares of common stock issued and outstanding)	$11.10

Class C
Net asset value, offering price and redemption price per share,
($599,005,022 ÷ 53,919,551 shares of common stock issued and outstanding)	$11.11

Class R
Net asset value, offering price and redemption price per share,
($138,971,234 ÷ 12,510,914 shares of common stock issued and outstanding)	$11.11

Class Z
Net asset value, offering price and redemption price per share,
($6,187,736,153 ÷ 555,676,561 shares of common stock issued and outstanding)	$11.14

Class R2
Net asset value, offering price and redemption price per share,
($187,856 ÷ 16,847 shares of common stock issued and outstanding)	$11.15

Class R4
Net asset value, offering price and redemption price per share,
($545,609 ÷ 48,936 shares of common stock issued and outstanding)	$11.15

Class R6
Net asset value, offering price and redemption price per share,
($1,331,607,937 ÷ 119,484,758 shares of common stock issued and outstanding)	$11.14

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	51

Statement of Operations

Year Ended December 31, 2019

Net Investment Income (Loss)
Income
Interest income	$290,030,805
Affiliated dividend income	3,005,850
Income from securities lending, net (including affiliated income of $518,164)	540,843
Unaffiliated dividend income	297,727

Total income	293,875,225

Expenses
Management fee	37,434,533
Distribution fee(a)	11,671,233
Shareholder servicing fees(a)	676
Transfer agent’s fees and expenses (including affiliated expense of $368,147)(a)	8,993,061
Custodian and accounting fees	538,145
Shareholders’ reports	423,702
Registration fees(a)	411,528
Directors’ fees	158,451
Legal fees and expenses	68,195
SEC registration fees	52,860
Audit fee	39,199
Miscellaneous	148,983

Total expenses	59,940,566
Less: Fee waiver and/or expense reimbursement(a)	(405,930)
Distribution fee waiver(a)	(349,884)

Net expenses	59,184,752

Net investment income (loss)	234,690,473

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $60,313)	21,751,664
Futures transactions	44,483,562
Foreign currency transactions	(555)

66,234,671

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $64,090)	309,838,111
Futures	(17,985,948)

291,852,163

Net gain (loss) on investment and foreign currency transactions	358,086,834

Net Increase (Decrease) In Net Assets Resulting From Operations	$592,777,307

See Notes to Financial Statements.

52

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,382,096	15,163	7,224,095	1,049,652	—	227	—	—
Shareholder servicing fees	—	—	—	—	—	91	585	—
Transfer agent’s fees and expenses	1,689,639	5,270	541,299	261,331	6,476,394	404	1,144	17,580
Registration fees	102,001	15,532	27,802	19,283	146,379	19,249	19,249	62,033
Fee waiver and/or expense reimbursement	(10,317)	(808)	(4,021)	(905)	(315,855)	(19,514)	(19,503)	(35,007)
Distribution fee waiver	—	—	—	(349,884)	—	—	—	—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	53

Statements of Changes in Net Assets

	Year Ended December 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$234,690,473	$232,233,581
Net realized gain (loss) on investment transactions	66,234,671	(46,176,488)
Net change in unrealized appreciation (depreciation) on investments	291,852,163	(145,037,800)

Net increase (decrease) in net assets resulting from operations	592,777,307	41,019,293

Dividends and Distributions
Distributions from distributable earnings
Class A	(35,162,050)	(32,509,834)
Class B	(10,704)	(69,565)
Class C	(13,861,948)	(17,887,217)
Class R	(3,204,930)	(3,514,600)
Class Z	(170,148,927)	(179,871,432)
Class R2	(2,233)	(610)
Class R4	(15,952)	(1,952)
Class R6	(37,644,649)	(33,417,254)

	(260,051,393)	(267,272,464)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,091,205,868	3,100,527,330
Net asset value of shares issued in reinvestment of dividends and distributions	218,315,907	217,554,034
Cost of shares reacquired	(2,851,793,923)	(4,513,992,507)

Net increase (decrease) in net assets from Fund share transactions	457,727,852	(1,195,911,143)

Total increase (decrease)	790,453,766	(1,422,164,314)

Net Assets:
Beginning of year	9,078,297,469	10,500,461,783

End of year	$9,868,751,235	$9,078,297,469

See Notes to Financial Statements.

54

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company is comprised of one series known as PGIM Short-Term Corporate Bond Fund (the “Fund”).

The investment objective of the Fund is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Short-Term Corporate Bond Fund	55

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

56

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a

PGIM Short-Term Corporate Bond Fund	57

Notes to Financial Statements (continued)

loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

58

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and

PGIM Short-Term Corporate Bond Fund	59

Notes to Financial Statements (continued)

currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with PGIM, Inc. and PGIM Limited, which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreements provide that PGIM, Inc. and PGIM Limited will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. and PGIM Limited are obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc. and PGIM Limited, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.38% of the Fund’s average daily net assets up to $10 billion; and 0.37% of the Fund’s average daily net assets in excess of $10 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets up to

60

$10 billion; and 0.39% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.40% for the year ended December 31, 2019.

Effective December 1, 2019, the Manager has contractually agreed, through April 30, 2021, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 1.46% of average daily net assets for Class B shares, 0.47% of average daily net assets for Class Z shares, 0.88% of average daily net assets for Class R2 shares, 0.63% of average daily net asssets for Class R4 shares, and 0.38% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.92% of average daily net assets for Class R2 shares or 0.67% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS contractually agreed through April 30, 2021 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

PGIM Short-Term Corporate Bond Fund	61

Notes to Financial Statements (continued)

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended December 31, 2019, PIMS received $1,004,006 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended December 31, 2019, PIMS received $20,223, $317 and $29,723 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a

62

quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended December 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were $4,344,327,200 and $4,078,853,533, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 78,655,399	$2,451,770,451	$2,316,227,492	$—	$—	$214,198,358	214,198,358	$3,005,850
PGIM Institutional Money Market Fund*
416,528,840	1,526,957,998	1,741,051,786	64,090	60,313	202,559,455	202,518,951	518,164	**

$495,184,239	$3,978,728,449	$4,057,279,278	$64,090	$60,313	$416,757,813		$3,524,014

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended December 31, 2019 and December 31, 2018, the tax character of dividends paid by the Fund were $260,051,393 and $267,272,464 of ordinary income, respectively.

As of December 31, 2019, the accumulated undistributed earnings on a tax basis was $1,118,718 of ordinary income.

PGIM Short-Term Corporate Bond Fund	63

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$9,911,538,105	$93,686,683	$(8,540,246)	$85,146,437

The difference between book basis and tax basis is primarily attributable to the differences in the treatment of accreting market discount and premium amortization for book and tax purposes, deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2019 of approximately $372,947,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. The Fund utilized approximately $8,181,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2019.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $1 million or more (prior to August 1, 2019, $500,000 or more on or after August 1, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares

64

are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 3 billion shares of captial stock, $0.01 par value per share, designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	350,000,000
Class B	5,000,000
Class C	300,000,000
Class R	75,000,000
Class Z	1,675,000,000
Class T	170,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	275,000,000

The Fund currently does not have any Class T shares outstanding.

As of December 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	887	— %*
Class Z	242,900	— %*
Class R2	956	6%
Class R4	961	2%
Class R6	626,170	1%

*	Amounts represent less than 1% of outstanding shares.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	83%

PGIM Short-Term Corporate Bond Fund	65

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2019:
Shares sold	56,066,228	$616,662,699
Shares issued in reinvestment of dividends and distributions	3,012,496	33,144,635
Shares reacquired	(35,070,254)	(385,366,842)

Net increase (decrease) in shares outstanding before conversion	24,008,470	264,440,492
Shares issued upon conversion from other share class(es)	16,756,647	184,206,030
Shares reacquired upon conversion into other share class(es)	(5,401,826)	(59,050,651)

Net increase (decrease) in shares outstanding	35,363,291	$389,595,871

Year ended December 31, 2018:
Shares sold	33,235,053	$357,895,339
Shares issued in reinvestment of dividends and distributions	2,810,669	30,231,580
Shares reacquired	(47,067,538)	(506,592,277)

Net increase (decrease) in shares outstanding before conversion	(11,021,816)	(118,465,358)
Shares issued upon conversion from other share class(es)	3,870,230	41,601,360
Shares reacquired upon conversion into other share class(es)	(8,716,456)	(93,717,253)

Net increase (decrease) in shares outstanding	(15,868,042)	$(170,581,251)

Class B
Year ended December 31, 2019:
Shares sold	8,823	$96,872
Shares issued in reinvestment of dividends and distributions	894	9,803
Shares reacquired	(68,997)	(754,215)

Net increase (decrease) in shares outstanding before conversion	(59,280)	(647,540)
Shares reacquired upon conversion into other share class(es)	(81,813)	(892,978)

Net increase (decrease) in shares outstanding	(141,093)	$(1,540,518)

Year ended December 31, 2018:
Shares sold	32,369	$347,284
Shares issued in reinvestment of dividends and distributions	5,682	61,187
Shares reacquired	(248,684)	(2,683,728)

Net increase (decrease) in shares outstanding before conversion	(210,633)	(2,275,257)
Shares reacquired upon conversion into other share class(es)	(414,104)	(4,456,516)

Net increase (decrease) in shares outstanding	(624,737)	$(6,731,773)

66

Class C	Shares	Amount
Year ended December 31, 2019:
Shares sold	5,563,504	$61,114,867
Shares issued in reinvestment of dividends and distributions	1,064,262	11,687,300
Shares reacquired	(14,323,983)	(156,835,818)

Net increase (decrease) in shares outstanding before conversion	(7,696,217)	(84,033,651)
Shares reacquired upon conversion into other share class(es)	(15,435,501)	(169,657,727)

Net increase (decrease) in shares outstanding	(23,131,718)	$(253,691,378)

Year ended December 31, 2018:
Shares sold	4,901,922	$52,780,284
Shares issued in reinvestment of dividends and distributions	1,401,772	15,080,131
Shares reacquired	(29,973,122)	(322,592,375)

Net increase (decrease) in shares outstanding before conversion	(23,669,428)	(254,731,960)
Shares reacquired upon conversion into other share class(es)	(3,238,525)	(34,843,915)

Net increase (decrease) in shares outstanding	(26,907,953)	$(289,575,875)

Class R
Year ended December 31, 2019:
Shares sold	1,502,788	$16,524,753
Shares issued in reinvestment of dividends and distributions	282,564	3,105,767
Shares reacquired	(2,649,805)	(29,037,575)

Net increase (decrease) in shares outstanding before conversion	(864,453)	(9,407,055)
Shares reacquired upon conversion into other share class(es)	(4,554)	(49,323)

Net increase (decrease) in shares outstanding	(869,007)	$(9,456,378)

Year ended December 31, 2018:
Shares sold	1,447,865	$15,595,672
Shares issued in reinvestment of dividends and distributions	313,541	3,372,476
Shares reacquired	(3,573,300)	(38,439,107)

Net increase (decrease) in shares outstanding before conversion	(1,811,894)	(19,470,959)
Shares reacquired upon conversion into other share class(es)	(115,766)	(1,237,538)

Net increase (decrease) in shares outstanding	(1,927,660)	$(20,708,497)

Class Z
Year ended December 31, 2019:
Shares sold	186,011,230	$2,044,497,440
Shares issued in reinvestment of dividends and distributions	12,052,588	132,852,030
Shares reacquired	(177,507,067)	(1,947,603,043)

Net increase (decrease) in shares outstanding before conversion	20,556,751	229,746,427
Shares issued upon conversion from other share class(es)	6,974,030	76,410,537
Shares reacquired upon conversion into other share class(es)	(4,006,726)	(44,133,654)

Net increase (decrease) in shares outstanding	23,524,055	$262,023,310

Year ended December 31, 2018:
Shares sold	204,439,217	$2,208,082,991
Shares issued in reinvestment of dividends and distributions	12,563,106	135,420,944
Shares reacquired	(309,786,757)	(3,340,132,837)

Net increase (decrease) in shares outstanding before conversion	(92,784,434)	(996,628,902)
Shares issued upon conversion from other share class(es)	10,973,819	118,317,777
Shares reacquired upon conversion into other share class(es)	(4,627,014)	(49,851,729)

Net increase (decrease) in shares outstanding	(86,437,629)	$(928,162,854)

PGIM Short-Term Corporate Bond Fund	67

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended December 31, 2019:
Shares sold	12,014	$133,567
Shares issued in reinvestment of dividends and distributions	202	2,232
Shares reacquired	(1,072)	(11,763)

Net increase (decrease) in shares outstanding	11,144	$124,036

Year ended December 31, 2018:
Shares sold	4,820	$51,955
Shares issued in reinvestment of dividends and distributions	56	610
Shares reacquired	(83)	(894)

Net increase (decrease) in shares outstanding	4,793	$51,671

Class R4
Year ended December 31, 2019:
Shares sold	37,752	$416,481
Shares issued in reinvestment of dividends and distributions	180	1,985
Shares reacquired	(23,873)	(265,888)

Net increase (decrease) in shares outstanding	14,059	$152,578

Year ended December 31, 2018:
Shares sold	34,068	$365,540
Shares issued in reinvestment of dividends and distributions	33	360
Shares reacquired	(134)	(1,437)

Net increase (decrease) in shares outstanding	33,967	$364,463

Class R6
Year ended December 31, 2019:
Shares sold	31,939,504	$351,759,189
Shares issued in reinvestment of dividends and distributions	3,400,668	37,512,155
Shares reacquired	(30,178,411)	(331,918,779)

Net increase (decrease) in shares outstanding before conversion	5,161,761	57,352,565
Shares issued upon conversion from other share class(es)	1,230,235	13,625,571
Shares reacquired upon conversion into other share class(es)	(41,467)	(457,805)

Net increase (decrease) in shares outstanding	6,350,529	$70,520,331

Year ended December 31, 2018:
Shares sold	43,080,449	$465,408,265
Shares issued in reinvestment of dividends and distributions	3,095,739	33,386,746
Shares reacquired	(28,144,751)	(303,549,852)

Net increase (decrease) in shares outstanding before conversion	18,031,437	195,245,159
Shares issued upon conversion from other share class(es)	2,287,230	24,637,404
Shares reacquired upon conversion into other share class(es)	(41,662)	(449,590)

Net increase (decrease) in shares outstanding	20,277,005	$219,432,973

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding

68

for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended December 31, 2019. The average daily balance for the 1 days that the Fund had loans outstanding during the period was approximately $499,000, borrowed at a weighted average interest rate of 3.05%. The maximum loan outstanding amount during the period was $499,000. At December 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary

PGIM Short-Term Corporate Bond Fund	69

Notes to Financial Statements (continued)

market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

70

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Short-Term Corporate Bond Fund	71

Financial Highlights

Class A Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.71	$10.95	$11.01	$11.00	$11.19
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.24	0.21	0.19	0.19
Net realized and unrealized gain (loss) on investment transactions	0.43	(0.20)	-	0.08	(0.10)
Total from investment operations	0.69	0.04	0.21	0.27	0.09
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.28)	(0.27)	(0.26)	(0.28)
Net asset value, end of year	$11.11	$10.71	$10.95	$11.01	$11.00
Total Return(b):	6.47%	0.34%	1.91%	2.50%	0.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,609,745	$1,173,934	$1,373,562	$1,861,163	$1,801,167
Average net assets (000)	$1,352,830	$1,273,713	$1,413,981	$1,751,490	$1,984,349
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.79%	0.78%	0.77%	0.77%
Expenses before waivers and/or expense reimbursement	0.80%	0.79%	0.78%	0.77%	0.78%
Net investment income (loss)	2.33%	2.20%	1.90%	1.72%	1.73%
Portfolio turnover rate(f)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

72

Class B Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.71	$10.95	$11.01	$11.00	$11.19
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	0.42	(0.19)	-	0.08	(0.10)
Total from investment operations	0.47	(0.08)	0.12	0.19	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.18)	(0.18)	(0.20)
Net asset value, end of year	$11.10	$10.71	$10.95	$11.01	$11.00
Total Return(b):	4.43%	(0.75)%	1.08%	1.73%	0.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$952	$2,430	$9,327	$20,035	$28,396
Average net assets (000)	$1,516	$5,211	$15,507	$25,008	$34,875
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.73%	1.97%	1.57%	1.52%	1.52%
Expenses before waivers and/or expense reimbursement	2.78%	1.97%	1.57%	1.52%	1.52%
Net investment income (loss)	0.41%	0.98%	1.10%	0.98%	0.99%
Portfolio turnover rate(e)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	73

Financial Highlights (continued)

Class C Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.72	$10.95	$11.01	$11.00	$11.19
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.13	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	0.42	(0.19)	-	0.08	(0.10)
Total from investment operations	0.60	(0.03)	0.13	0.19	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.19)	(0.18)	(0.20)
Net asset value, end of year	$11.11	$10.72	$10.95	$11.01	$11.00
Total Return(b):	5.63%	(0.27)%	1.16%	1.73%	0.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$599,005	$825,668	$1,138,547	$1,446,238	$1,535,414
Average net assets (000)	$722,408	$970,998	$1,298,103	$1,536,399	$1,632,383
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.49%	1.49%	1.52%	1.52%	1.52%
Expenses before waivers and/or expense reimbursement	1.49%	1.49%	1.52%	1.52%	1.52%
Net investment income (loss)	1.65%	1.49%	1.16%	0.98%	0.99%
Portfolio turnover rate(e)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class R Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.72	$10.95	$11.01	$11.00	$11.19
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.20	0.18	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	0.42	(0.19)	-	0.09	(0.11)
Total from investment operations	0.64	0.01	0.18	0.25	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.25)
Net asset value, end of year	$11.11	$10.72	$10.95	$11.01	$11.00
Total Return(b):	6.03%	0.13%	1.63%	2.24%	0.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$138,971	$143,370	$167,645	$174,661	$157,207
Average net assets (000)	$139,946	$156,009	$172,119	$167,164	$149,553
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.09%	1.05%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.36%	1.34%	1.30%	1.27%	1.27%
Net investment income (loss)	2.02%	1.90%	1.62%	1.48%	1.48%
Portfolio turnover rate(e)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	75

Financial Highlights (continued)

Class Z Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.74	$10.98	$11.04	$11.03	$11.22
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.27	0.24	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	0.43	(0.21)	-	0.08	(0.10)
Total from investment operations	0.72	0.06	0.24	0.30	0.12
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.30)	(0.30)	(0.29)	(0.31)
Net asset value, end of year	$11.14	$10.74	$10.98	$11.04	$11.03
Total Return(b):	6.75%	0.61%	2.17%	2.76%	1.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,187,736	$5,716,205	$6,791,114	$6,682,219	$5,281,386
Average net assets (000)	$5,905,291	$6,387,796	$6,712,127	$6,041,649	$5,313,632
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.53%	0.53%	0.52%	0.52%
Expenses before waivers and/or expense reimbursement	0.53%	0.53%	0.53%	0.52%	0.52%
Net investment income (loss)	2.61%	2.46%	2.15%	1.98%	1.99%
Portfolio turnover rate(e)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R2 Shares
	Year Ended December 31,		December 27, 2017(a) through December 31, 2017
	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.75	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.23	-	(c)
Net realized and unrealized gain (loss) on investment transactions	0.43	(0.21)	-	(c)
Total from investment operations	0.67	0.02	-
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.26)	-	(c)
Net asset value, end of period	$11.15	$10.75	$10.99
Total Return(d):	6.32%	0.23%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$188	$61	$10
Average net assets (000)	$91	$24	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.91%	0.92%	0.91%	(f)
Expenses before waivers and/or expense reimbursement	22.41%	83.41%	174.19%	(f)
Net investment income (loss)	2.20%	2.13%	1.82%	(f)
Portfolio turnover rate(g)	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	77

Financial Highlights (continued)

Class R4 Shares
	Year Ended December 31,		December 27, 2017(a) through December 31, 2017
	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.76	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.26	-	(c)
Net realized and unrealized gain (loss) on investment transactions	0.42	(0.20)	-	(c)
Total from investment operations	0.69	0.06	-
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.29)	-	(c)
Net asset value, end of period	$11.15	$10.76	$10.99
Total Return(d):	6.49%	0.59%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$546	$375	$10
Average net assets (000)	$585	$69	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.66%	(f)
Expenses before waivers and/or expense reimbursement	4.00%	29.85%	173.93%	(f)
Net investment income (loss)	2.46%	2.45%	2.08%	(f)
Portfolio turnover rate(g)	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class R6 Shares
		Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.75	$10.99	$11.05	$11.04	$11.23
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.28	0.25	0.23	0.23
Net realized and unrealized gain (loss) on investment transactions	0.42	(0.20)	-	0.08	(0.10)
Total from investment operations	0.72	0.08	0.25	0.31	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.31)	(0.30)	(0.32)
Net asset value, end of year	$11.14	$10.75	$10.99	$11.05	$11.04
Total Return(b):	6.76%	0.72%	2.30%	2.85%	1.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,331,608	$1,216,253	$1,020,248	$116,543	$90,807
Average net assets (000)	$1,261,494	$1,139,003	$741,165	$143,488	$89,233
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income (loss)	2.71%	2.58%	2.27%	2.08%	2.08%
Portfolio turnover rate(e)	60%	36%	50%	51%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	79

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short-Term Corporate Bond Fund and the Board of Directors

Prudential Short-Term Corporate Bond Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short-Term Corporate Bond Fund, a series of Prudential Short-Term Corporate Bond Fund, Inc., (the Fund), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

February 14, 2020

80

Federal Income Tax Information (unaudited)

For the year ended December 31, 2019, the Fund reports the maximum amount allowable but not less than 75.29% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

PGIM Short-Term Corporate Bond Fund	81

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October

2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Short-Term Corporate Bond Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	PBSMX	PSMBX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX
CUSIP	74441R102	74441R201	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item. Effective January 1, 2020, Mrs. Grace C. Torres will be a member of the Board’s Audit Committee and she will replace Mr. Kevin J. Bannon as the Committee Chair and “audit committee financial expert”. She is “independent” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,199 and $38,811 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2019, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended December 31, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(d) All Other Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended December 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended December 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

 (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

 (4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 14, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 14, 2020